JOINT INSURED FIDELITY BOND AGREEMENT

Agreement made as of February 15, 2008 by and among each investment company or investment adviser listed on Schedule I hereto (collectively, the “Insureds”).

W I T N E S S E T H:

WHEREAS, each Insured is either an investment company (each, a “Fund” and collectively, the “Funds”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or an investment adviser registered under the Investment Advisers Act of 1940, as amended;

WHEREAS, each Insured is covered as a joint insured under the Investment Company Fidelity Bond (the “Bond”) written by Chubb/Vigilant Inc. (bond number 82126570 in the amount of $[SEE ATTACHED];

WHEREAS, the parties have entered into this Agreement to comply with Rule 17g-1 promulgated by the Securities and Exchange Commission under the 1940 Act.

NOW THEREFORE IT IS HEREBY AGREED:

1.         If any recovery is received under the Bond as a result of a loss sustained by a Fund and one or more other Insureds, the Fund shall receive an equitable and proportionate share of the recovery, but such recovery shall at least equal the amount which the Fund would have received had it provided and maintained a single insured bond with the minimum coverage required by paragraph (d)(1) of Rule 17g-1 under the 1940 Act.

2.         This Agreement shall be binding upon and shall inure to benefit of any successor company of any of the undersigned, or any company into which any of the undersigned may be merged or with which it may be consolidated.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

UBS FUND ADVISOR, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Authorized Person

UBS ENSO MANAGEMENT, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Authorized Person

UBS EUCALYPTUS MANAGEMENT, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Authorized Person

UBS JUNIPER MANAGEMENT, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Authorized Person

UBS SEQUOIA MANAGEMENT, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Authorized Person

UBS TAMARACK MANAGEMENT, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Authorized Person

UBS WILLOW MANAGEMENT, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Authorized Person

UBS CREDIT RECOVERY FUND, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Principal Accounting Officer

UBS ENSO FUND

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Principal Accounting Officer

UBS EQUITY OPPORTUNITY FUND, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Principal Accounting Officer

UBS EQUITY OPPORTUNITY FUND II, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Principal Accounting Officer

UBS EUCALYPTUS FUND, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Principal Accounting Officer

UBS EVENT FUND, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Principal Accounting Officer

UBS HEALTH SCIENCES FUND, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Principal Accounting Officer

UBS JUNIPER CROSSOVER FUND, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Principal Accounting Officer

UBS M2 FUND, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Principal Accounting Officer

UBS MULTI-STRAT FUND, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Principal Accounting Officer

UBS SEQUOIA FUND, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Principal Accounting Officer

UBS TAMARACK INTERNATIONAL FUND, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Principal Accounting Officer

UBS TECHNOLOGY PARTNERS, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Principal Accounting Officer

UBS WILLOW FUND, L.L.C.

By: /s/ Robert F. Aufenanger
Name: Robert F. Aufenanger Title: Principal Accounting Officer

SCHEDULE I

Name of Investment Adviser

UBS Fund Advisor, L.L.C.

UBS Enso Management, L.L.C.

UBS Eucalyptus Management, L.L.C.

UBS Juniper Management, L.L.C.

UBS Sequoia Management, L.L.C.

UBS Tamarack Management, L.L.C.

UBS Willow Management, L.L.C.

Name of Fund

UBS Credit Recovery Fund, L.L.C.

UBS Enso Fund

UBS Equity Opportunity Fund, L.L.C.

UBS Equity Opportunity Fund II, L.L.C.

UBS Eucalyptus Fund, L.L.C.

UBS Event Fund, L.L.C.

UBS Health Sciences Fund, L.L.C.

UBS Juniper Crossover Fund, L.L.C.

UBS M2 Fund, L.L.C.

UBS Multi-Strat Fund, L.L.C.

UBS Sequoia Fund, L.L.C.

UBS Tamarack International Fund, L.L.C.

UBS Technology Partners, L.L.C.

UBS Willow Fund, L.L.C.